Investment Company Act No. 811-5186

     As filed with the Securities and Exchange Commission on August 26, 1999

                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant
[ ] Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only
     (as permitted by Rule  14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

--------------------------------------------------------------------------------

                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

--------------------------------------------------------------------------------
        1) Title of each class of securities to which transaction applies:
        -----------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
        -----------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        -----------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
        -----------------------------------------------------------------------
        5) Total fee paid:
        -----------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
         ----------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
         ----------------------------------------------------------------------
         3)  Filing Party:
         ----------------------------------------------------------------------
         4)  Date Filed:
         ----------------------------------------------------------------------

[GRAPHIC OMITTED][GRAPHIC OMITTED]


                                A New Way to Vote
                                   on Proxies!

                       Help us save time and postage cost
                            By voting on the Internet

It's fast, convenient and your vote is immediately confirmed and posted. Just follow these easy steps:


1.   Read the accompanying Proxy Statement and ballot.

2.   Go to the www. AmericanSkandia.com web site and look for the Vote link.

3.   Enter your 12 digit control number located on your proxy ballot.

4.   Follow the simple instructions.

  Your ballot contains consent approval for receiving future communications electronically. See the back cover for details.

                                                           American Skandia Life
                                                           Assurance Corporation
                                                               1 Corporate Drive
                                                                    P.O. Box 883
                                                          Shelton, CT 06484-0883
                                                        Telephone (203) 926-1888
                                                              Fax (203) 929-8071


                                                                 August 25, 1999


Dear Valued Customer,

As an American Skandia Life Assurance Corporation ("ASLAC") contract owner who beneficially owns shares of the AST AIM Balanced Portfolio and/or the AST AIM International Equity Portfolio (the "Portfolios") of American Skandia Trust (the "Trust"), you are cordially invited to special meetings of the shareholders of the Portfolio to be held at the offices of ASLAC, One Corporate Drive, Shelton, CT, on September 30, 1999 at 10:00 a.m. and 10:30 a.m., respectively.

At the special meetings, shareholders are being asked to approve or disapprove proposals: (1) to approve a new Sub-Advisory Agreement between American Skandia Investment Services, Inc. and A I M Capital Management, Inc. for each Portfolio;
(2) to approve a change in each Portfolio's investment objective; (3) to approve the reclassification of each Portfolio's investment objective from "fundamental" to "non-fundamental"; and (4) to approve changes in each Portfolio's fundamental investment restrictions. All of the proposals are more fully described in the attached Proxy Statement.

Your vote is important no matter how large or small your holdings are. We urge you to read the Proxy Statement thoroughly and to indicate your voting instructions on the enclosed Proxy Card(s), date and sign it, and return it promptly in the envelope provided to be received by American Skandia on or before the close of business on September 28, 1999. The shares that you beneficially own will be voted in accordance with instructions received by that date. All shares of a Portfolio for which instructions are not received will be voted in the same proportion as the votes cast by contract owners on the proxy issues presented.

Any questions or concerns you may have regarding the special meeting or the proxy should be directed to your financial representative.

Sincerely,

/s/Gordon C. Boronow
Gordon C. Boronow
President and Deputy Chief Executive Officer
American Skandia Life Assurance Corporation

                        SPECIAL MEETINGS OF SHAREHOLDERS
                        OF THE AST AIM BALANCED PORTFOLIO
                  (FORMERLY THE AST PUTNAM BALANCED PORTFOLIO)
                 AND THE AST AIM INTERNATIONAL EQUITY PORTFOLIO
            (FORMERLY THE AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                               September 30, 1999

To the Shareholders of the AST AIM Balanced Portfolio and AST AIM International Equity Portfolio of American Skandia Trust:

         Notice is hereby given that Special Meetings of Shareholders of the AST AIM Balanced Portfolio (formerly, the AST Putnam Balanced Portfolio) and the AST AIM International Equity Portfolio (formerly, the AST Putnam International Equity Portfolio) (the "Portfolios") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1999 at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively, or at such adjourned time as may be necessary to vote (the "Meetings"), for the following purposes:

I. To consider the approval of a New Sub-advisory Agreement between American Skandia Investment Services, Incorporated and A I M Capital Management, Inc. for the AST AIM Balanced Portfolio.

II. To consider the approval of a New Sub-advisory Agreement between American Skandia Investment Services, Incorporated and A I M Capital Management, Inc. for the AST AIM International Equity Portfolio.


III. To consider the approval of a change in the investment objective of the AST AIM Balanced Portfolio.

IV. To consider the approval of a change in the investment objective of the AST AIM International Equity Portfolio.

V. For each Portfolio to consider the approval of reclassification of the investment objective from "fundamental" to "non-fundamental."

VI. For each Portfolio to consider the approval of changes in fundamental investment restrictions concerning diversification of investments.

VII. For each Portfolio to consider the approval of changes in a fundamental investment restriction concerning the purchase or sale of real estate.

VIII.For each Portfolio to consider the approval of changes in a fundamental investment restriction concerning concentration of investments in various industries.

IX. For each Portfolio to consider the approval of changes in fundamental investment restrictions concerning investments in commodities.

X.   For each  Portfolio  to consider  the  approval  of changes in  fundamental
     investment   restrictions   concerning  underwriting  securities  of  other
     issuers.

XI. For each Portfolio to consider the approval of changes in fundamental investment restrictions concerning borrowings.

XII. For each Portfolio to consider the approval of changes in a fundamental investment restriction concerning loans.

XIII.For each Portfolio to consider the approval of changes in a fundamental investment restriction concerning the issuance of senior securities.


         The shareholders of the AST AIM Balanced Portfolio are entitled to vote on Proposals I, III and V-XIII. The shareholders of the AST AIM International Equity Portfolio are entitled to vote on Proposals II and IV-XIII.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on August 6, 1999 as the record date for determining shareholders entitled to notice of, and to vote at, the Meetings, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meetings. Each share of a Portfolio is entitled to one vote on each proposal on which the Portfolio's shareholders are entitled to vote.

         You are cordially invited to attend the Meetings. If you do not expect to attend, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. Alternatively, you may vote electronically as described in the Proxy Statement. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT A MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.


                                    By order of the Board of Trustees


                                    /s/ Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust


August 25, 1999

PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                        SPECIAL MEETINGS OF SHAREHOLDERS
                        OF THE AST AIM BALANCED PORTFOLIO
                  (FORMERLY THE AST PUTNAM BALANCED PORTFOLIO)
                 AND THE AST AIM INTERNATIONAL EQUITY PORTFOLIO
            (FORMERLY THE AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                               September 30, 1999

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at Special Meetings of Shareholders of the AST AIM Balanced Portfolio (formerly the AST Putnam Balanced Portfolio) (the "Balanced Portfolio") and the AST AIM International Equity Portfolio (formerly the AST Putnam International Equity Portfolio)(the "International Portfolio" and, together with the Balanced Portfolio, the "Portfolios") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on September 30, 1999 at 10:00 a.m. and 10:30 a.m. Eastern Time, respectively (the "Meetings"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meetings ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about August 25, 1999.

         You may vote by indicating voting instructions on the enclosed proxy (or proxies) and returning it (them) in the envelope provided, or you may vote by visiting http://www.americanskandia.com, looking for the "Vote" link and following the instructions provided. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, facsimile, through electronic means such as e-mail, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The following table sets forth each Proposal, as well as the Portfolios that will vote on the Proposal:

PROPOSAL                                       PORTFOLIOS

---------------------------------------------- --------------------------
I.    Approval of a New Sub-Advisory           AST AIM Balanced
Agreement between American Skandia             Portfolio
Investment  Services,  Incorporated and A I M
Capital  Management,  Inc.  for  the           AST AIM Balanced Portfolio.

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
II.  Approval of a New Sub-Advisory            AST AIM International
Agreement     between     American    Skandia  Equity Portfolio
Investment  Services,  Incorporated and A I M
Capital  Management,  Inc.  for  the  AST AIM
International Equity Portfolio.

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
III.  Approval of a Change in the              AST AIM Balanced
Investment  Objective of the AST AIM Balanced  Portfolio
Portfolio.

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
IV. Approval of a Change in the                AST AIM International
Investment  Objective of the AST AIM Equity    International Equity Portfolio.
Portfolio
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
V.       Approval  of   Reclassification   of  AST     AIM      Balanced
each  Portfolio's  Investment  Objective from  Portfolio
"Fundamental" to "Non-Fundamental".
                                               AST   AIM   International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
VI.   Approval of Changes in Fundamental       AST AIM Balanced
Investment Restrictions Concerning             Portfolio
Diversification of Investments.
                                               AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
VII.  Approval of Changes in a                 AST AIM Balanced
Fundamental Investment Restriction             Portfolio
Concerning the Purchase and Sale of Real
Estate.                                        AST AIM International
                                               Equity Portfolio
---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
VIII. Approval of Changes in a                 AST AIM Balanced
Fundamental Investment Restriction             Portfolio
Concerning Industry Concentration of
Investments.                                   AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
IX.   Approval of Changes in Fundamental       AST AIM Balanced Portfolio
Investment Restrictions  Concerning
Investments in Commodities.                    AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
X.    Approval of Changes in  Fundamental      AST AIM Balanced
Investment Restrictions Concerning             Portfolio
Underwriting Securities of Other Issuers.
                                               AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
XI.   Approval of Changes in Fundamental AST   AIM Balanced Portfolio
Investment Restrictions Concerning
Borrowings.
                                               AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
XII.  Approval of Changes in a                 AST AIM Balanced Portfolio
Fundamental Investment Restriction
Concerning Loans.
                                               AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------
---------------------------------------------- --------------------------
XIII. Approval of Changes in a                 AST AIM Balanced Portfolio
Fundamental Investment Restriction
Concerning the Issuance of Senior Securities.
                                               AST AIM International
                                               Equity Portfolio

---------------------------------------------- --------------------------


         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1998, has been previously sent to shareholders. The most recent Semi-annual Report of the Trust, including unaudited semi-annual financial statements for the period ended June 30, 1999, will be sent to shareholders by August 30, 1999. The Trust will furnish an additional copy of the Report, as well as the most recent Semi-annual Report of the Trust when available, to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.


         Shareholders of record at the close of business on August 6, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of each Portfolio were outstanding:



PORTFOLIO                                                         SHARES


AST AIM Balanced Portfolio                                32,046,079.213
AST AIM International Equity Portfolio                    21,816,748.663


     As of the Record Date, there is no beneficial owner of more than 5% of the shares of any of the above Portfolios to the knowledge of the Trust.

         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC. As of the Record Date, 100% of the Portfolios' shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in American Skandia Life Assurance Corporation Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts), ASLAC Variable Account B (Class 3 Sub-Accounts), ASLAC Variable Account F and ASLAC Variable Account Q (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which except for ASLAC Variable Account Q is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who hold as of the Record Date units of the AST AIM Balanced Sub-accounts and/or the AST AIM International Equity Sub-accounts, and who therefore beneficially own shares of the Portfolio(s) (the "Contractowners"). Because
Contractowners are indirectly invested in the Portfolio(s) through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolio(s) on all matters requiring a shareholder vote, Contractowners should consider themselves shareholders of the Portfolio(s) for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI" or the "Manager") is the investment manager for all the Trust's investment portfolios, including the Portfolios. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company located at Sveavagen 44, S-103, Stockholm, Sweden.

         Until May 3, 1999, Putnam Investment Management, Inc. ("Putnam"), One Post Office Square, Boston, Massachusetts 02109, served as sub-advisor to the Portfolios, and, subject to the supervision and control of ASISI and the Board of Trustees, determined the securities to be purchased for and sold from the Portfolios. Putnam is a subsidiary of Putnam Investments, Inc., a holding company which in turn is wholly-owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company.

         Since the resignation of Putnam as of the close of business on May 3, 1999, A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, has served as sub-advisor to the Portfolios under interim Sub-advisory Agreements with ASISI, and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolios. AIM has acted as an investment advisor since 1986 and, together with its parent, A I M Advisors, Inc., currently advises or manages over 110 investment portfolios encompassing a broad range of investment objectives.

     The Administrator of the Portfolios, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

         All shares of the Portfolios held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners at the Meetings and any adjournments thereof. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on September 28, 1999 as the last day for which voting instructions will be accepted. The costs of the Meetings, including the costs related to the solicitation of proxies, will be borne by the Manager or its affiliates.


         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Meetings the matters set forth in Proposals I through XIII of the foregoing Notice (collectively, the "Proposals"). The Trustees do not expect any other business to be brought before the Meetings. If, however, any other matters are properly presented to a Meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at a Meeting.


         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meetings. Since ASLAC is the legal owner of 100% of the Portfolios' shares, ASLAC's presence at a Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at a Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each of the Proposals as to a Portfolio requires the vote of a "majority of the outstanding voting securities" of the applicable Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the applicable Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the applicable Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the applicable Portfolio, whichever is less. The approval of each Proposal is not contingent upon approval of any other Proposal. Therefore, any Proposal that is approved by shareholders of a Portfolio will be implemented with respect to that Portfolio notwithstanding the outcome of the vote on any other Proposal.

         In the event that sufficient votes to approve any Proposal are not received, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such adjournment in their discretion. Any Proposals for which sufficient favorable votes have been received by the time of a Meeting may be acted upon and such vote shall be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. Proxies submitted without voting instructions will be voted FOR the Proposals.


                               PROPOSALS I and II

                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
      AND A I M CAPITAL MANAGEMENT, INC. FOR THE AST AIM BALANCED PORTFOLIO

                                   PROPOSAL II

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                       AND A I M CAPITAL MANAGEMENT, INC.
                 FOR THE AST AIM INTERNATIONAL EQUITY PORTFOLIO

Background


     ASISI has served as Investment Manager to the International Portfolio since May 1, 1992 pursuant to an investment management agreement with the Trust. ASISI has served as Investment Manager to the Balanced Portfolio since its commencement of operations on January 4, 1994 pursuant to an investment management agreement with the Trust. (The investment management agreement for the Balanced Portfolio and the investment management agreement for the
International Portfolio are referred to together herein as the "Investment Management Agreements".) The Investment Management Agreements each provide, among other things, that in carrying out its responsibility to supervise and manage all aspects of the Portfolio's operations, the Manager may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio, and delegate to the sub-advisor the duty, among other things to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for or sold from the Portfolio.


         In accordance with this provision for delegation of authority, effective October 15, 1996, the Manager entered into sub-advisory agreements with Putnam for the Balanced Portfolio (the "Putnam Balanced Sub-Advisory Agreement") and for the International Portfolio (the "Putnam International
Sub-Advisory Agreement" and together with the Putnam Balanced Sub-Advisory Agreement, the "Putnam Sub-Advisory Agreements"), pursuant to which the above duties were delegated by the Manager to Putnam.


         The Investment Management Agreements and the Putnam Sub-Advisory Agreements have been annually approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined under the Investment Company Act (the "Independent Trustees"), since the Portfolios' inception. The Present Investment Management Agreements and Putnam Sub-Advisory Agreements were approved by the shareholders of each Portfolio on October 11, 1996 in connection with Putnam becoming the Sub-advisor for the Portfolios.



         On March 4, 1999, the Board of Trustees, through the Manager, received a tendered resignation from Putnam as sub-advisor to the Portfolios. At a meeting held on April 9, 1999, the Board of Trustees received a proposal from the Manager to replace Putnam with AIM as sub-advisor to the Portfolios. At an in-person meeting held on April 21, 1999, the Board of Trustees gave formal approval to new sub-advisory agreements with A I M Capital Management, Inc. for the Balanced Portfolio (the "New AIM Balanced Sub-Advisory Agreement") and for the International Portfolio (the "New AIM International Sub-Advisory Agreement", and together with the New AIM Balanced Sub-Advisory Agreement, the "New AIM Sub-Advisory Agreements"). The Board of Trustees has also approved changing the investment objective of each Portfolio and certain investment policies and restrictions applicable to the Portfolios, as described in Proposals III through XIII and has authorized the submission of these matters for shareholder approval and the preparation of this proxy statement.


         The Investment Management Agreements, including the fees payable to the Manager thereunder, have not been and are not proposed to be changed in connection with the sub-advisory and other changes discussed herein, except to reflect the change in the name of the Portfolio in each respective Investment Management Agreement. Therefore, shareholder approval of new Investment Management Agreements is not required.

         As hereinafter described in greater detail, the terms and conditions of the New AIM Sub-Advisory Agreements are generally similar in all material respects to those of the Putnam Sub-Advisory Agreements. In support of its recommendation to engage AIM, the Manager informed the Board of Trustees of its belief that appointment of AIM as sub-advisor to the Portfolios pursuant to these terms would facilitate the formulation and execution of an investment program for the Portfolios that would be in the best interests of the Portfolios' shareholders. In the opinion of the Manager, engagement of AIM as sub-advisor to the Portfolios would also assist in efforts to increase the Portfolios' net assets.


         The Putnam Sub-Advisory Agreements were terminated as of the close of business on May 3, 1999. Assuming that the shareholders of each Portfolio approve the New AIM Sub-Advisory Agreements at the Meetings, such agreements will become effective on October 1, 1999 (such date being hereinafter referred to as the "Effective Date"). Consequently, the Manager obtained an order of the Securities and Exchange Commission that permits AIM to serve as sub-advisor to the Portfolios under interim sub-advisory agreements (the "Interim AIM Sub-Advisory Agreements") during the period beginning as of the resignation of Putnam and ending as of the Effective Date. The Interim AIM Sub-Advisory Agreements will terminate as of the Effective Date whether or not the New AIM Sub-Advisory Agreements have been approved by shareholders by the Effective Date. If the New AIM Sub-Advisory Agreements are disapproved by shareholders, or are not approved prior to the Effective Date, the Manager will attempt to obtain shareholder approval of a sub-advisory agreement with AIM or another sub-advisor, who will provide sub-advisory services to the Portfolios on an "at-cost" basis until such shareholder approval is obtained.

The Putnam Sub-Advisory Agreements

         The following description of the Putnam Balanced Sub-Advisory Agreement and the Putnam International Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibits A-1 and A-2, respectively.

         From October 15, 1996, Putnam has served as sub-advisor to the Portfolios. Under the terms of the Putnam Sub-Advisory Agreements, Putnam agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolios which are to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolios as set forth in the prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Putnam, in its discretion, determined and selected the securities to be purchased for and sold from the Portfolios and placed orders with and gave instructions to brokers, dealers and others to cause such transactions to be executed.

         The Putnam Sub-Advisory Agreements required Putnam to use its best efforts and good faith in the performance of its services under such Agreements. However, so long as Putnam acted in good faith and used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Putnam Sub-Advisory Agreements, Putnam would not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service provided under the Putnam Sub-Advisory Agreements.

         Fees. The Manager was responsible for payment of Putnam's compensation under the Putnam Sub-Advisory Agreements. The compensation to Putnam for the services provided under the Putnam Sub-Advisory Agreements was computed at an annual rate and was payable monthly in arrears, based on the average daily net assets of the applicable Portfolio for each month. The compensation was as follows:

         For all services rendered for the Balanced Portfolio, the Manager calculated and paid Putnam at the annual rate of .45 of 1% of the portion of the Portfolio's average daily net assets not in excess of $150 million, plus .40 of 1% of the portion of the Portfolio's average daily net assets in excess of $150 million but not in excess of $300 million, plus .35 of 1% of the portion of the Portfolio's average daily net assets in excess of $300 million. In computing the fee to be paid to Putnam, the net asset value of the Portfolio was valued as set forth in the current registration statement of the Trust.

         For all services rendered for the International Portfolio, the Manager calculated and paid Putnam at the annual rate of .65 of 1% of the portion of the Portfolio's average daily net assets not in excess of $150 million, plus .55 of 1% of the portion of the Portfolio's average daily net assets in excess of $150 million but not in excess of $300 million, plus .45 of 1% of the portion of the Portfolio's average daily net assets in excess of $300 million. In computing the fee to be paid to Putnam, the net asset value of the Portfolio was valued as set forth in the current registration statement of the Trust.

         Term and Termination. Each of the Putnam Sub-Advisory Agreements provided that it shall remain in effect for one year from the date of the agreement, and was renewable annually thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined under the Investment Company Act). In either event, such renewal was also required to be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Each of the Putnam Sub-Advisory Agreements could be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and would automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company
Act) or (provided Putnam had received prior written notice thereof) upon termination of the applicable Present Investment Management Agreement.

         The Putnam Sub-Advisory Agreements were terminated by Putnam as of the close of business on May 3, 1999. The Manager believed that it was in the interests of the Portfolios' shareholders for the Manager to accept the resignation of Putnam as sub-advisor to the Portfolios. Putnam's compensation under the Putnam Sub-Advisory Agreements was prorated to the date of termination.

The New AIM Sub-Advisory Agreements

         The following description of the New AIM Balanced Sub-Advisory Agreement and the New AIM International Sub-Advisory Agreement is qualified in its entirety by reference to the forms of such agreements attached to this Proxy Statement as Exhibit A-3 and A-4, respectively.

         The terms and conditions of the New AIM Sub-Advisory Agreements are the same in all material respects to those of the Putnam Sub-Advisory Agreements, with the exception of (1) the identity of the service provider, (2) the decreased sub-advisory fee rates payable by the Manager, (3) the effective date,
(4) the name of the Portfolio, and (5) certain changes relating to AIM's compliance responsibilities and the parties indemnification that are discussed in more detail below. In addition, certain clarifying changes that are not believed to be material have been made to the New AIM Sub-Advisory Agreements.

         New AIM Balanced Sub-Advisory Agreement Fees. As compensation for the services to be rendered under the New AIM Balanced Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay AIM a fee at the annual rate of .45 of 1% of the portion of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by AIM and identified by AIM and the Manager as being similar to the Portfolio, not in excess of $75 million, plus .40 of 1% of the portion of the combined average daily net assets in excess of $75 million but not in excess of $150 million, plus .35 of 1% of the portion of the Portfolio's average daily net assets in excess of $150 million. In computing the fee to be paid to AIM, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If the New AIM Balanced Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.


         For the fiscal year ended December 31, 1998, the amount of the sub-advisory fee paid by the Manager to Putnam for services rendered under the Putnam Balanced Sub-Advisory Agreement was $1,580,154. If the New AIM Balanced Sub-Advisory Agreement had been in effect for the year ending December 31, 1998, the amount of the sub-advisory fee paid by the Manager to AIM for services rendered under the New AIM Balanced Sub-Advisory Agreement would have been $1,467,654, a decrease of 7.1% from the actual amount paid to Putnam during such period.


         New AIM International Sub-Advisory Agreement Fees. As compensation for the services to be rendered under the New AIM International Sub-Advisory Agreement, the Manager, and not the Trust or the Portfolio, will pay AIM a fee at the annual rate of .55 of 1% of the portion of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by AIM and identified by AIM and the Manager as being similar to the Portfolio, not in excess of $75 million, plus .45 of 1% of the portion of the combined average daily net assets in excess of $75 million. In computing the fee to be paid to AIM, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If the New AIM International Sub-Advisory Agreement is terminated, the payment will be prorated to the date of termination.


         For the fiscal year ended December 31, 1998, the amount of the sub-advisory fee paid by the Manager to Putnam for services rendered under the Putnam International Sub-Advisory Agreement was $2,557,327. If the New AIM International Sub-Advisory Agreement had been effect for the year ending December 31, 1998, the amount of the sub-advisory fee paid by the Manager to AIM for services rendered under the New AIM International Sub-Advisory Agreement would have been $2,195,153, a decrease of 14.2% from the actual amount paid to Putnam during such period.


         The New AIM Sub-Advisory Agreements require the Sub-Advisor to use its best efforts to comply with certain provisions of the Internal Revenue Code that permit the Portfolios to receive the favorable tax treatment most similar mutual funds receive. The Putnam Sub-Advisory Agreements required Putnam to comply with such provisions, without providing Putnam any defense that it did not comply despite using its best efforts to do so. Furthermore, the provisions in the New AIM Sub-Advisory Agreements setting forth when each party must indemnify the other party for any losses that result from the party's conduct differ somewhat from the similar provisions in the Putnam Sub-Advisory Agreements. Specifically, under the New AIM Sub-Advisory Agreements, an obligation to indemnify a party will arise only if, among other requirements, the party seeking indemnification was not negligent in the performance of its duties. In contrast, under the Putnam Sub-Advisory Agreements, an indemnification obligation could arise only if the party seeking indemnification was not grossly negligent.

         If the New AIM Sub-Advisory Agreements are approved by the shareholders of the Portfolios, they will become effective on the Effective Date (as defined earlier). The New AIM Sub-Advisory Agreements will remain in effect for an initial one year term and are renewable thereafter by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the applicable Portfolio (as defined under the Investment Company Act). In either event, such renewal shall also be approved by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. Like the Putnam Sub-Advisory Agreement, the New AIM Sub-Advisory Agreements each may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and each will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided AIM has received prior written notice thereof) upon termination of the applicable Investment Management Agreement.

         As discussed in more detail below, the Board of Trustees and the Manager believe that approval of the New AIM Sub-Advisory Agreements is in the best interests of the Portfolios and the Portfolios' shareholders because of the high quality of services expected to be provided under the New AIM Sub-Advisory Agreements. In addition, the New AIM Sub-Advisory Agreements could facilitate efforts to increase the Portfolios' assets, which may have beneficial effects on Portfolio and Trust expenses.

The Proposed Sub-Advisor


         AIM has acted as an investment advisor since 1986 and, together with its parent, A I M Advisors, Inc., advises or manages over 110 investment portfolios encompassing a broad range of investment objectives. As of June 30, 1999, AIM managed approximately $121 billion in net assets.


         AIM is a wholly owned subsidiary of A I M Advisors, Inc., which is in turn a wholly owned subsidiary of A I M Management Group, Inc. AIM, A I M Advisors, Inc. and A I M Management Group, Inc. are located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. A I M Management Group is a wholly owned subsidiary of AVZ Inc. AVZ Inc., located at 1315 Peachtree Street, Atlanta, Georgia 30309, is a wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC is located at 11 Devonshire Square, London, EC2M 4YR, England.

         The directors of AIM are as follows: Charles T. Bauer (who is Chairman of the Board of Directors of AIM and a number of its affiliates and Vice Chairman and Director of AMVESCAP PLC), Gary T. Crum (who is President of AIM and also is a director and/or officer of a number of AIM's affiliates, including a Director of AMVESCAP PLC), and Robert H. Graham (who is Senior Vice President of AIM and also is a director and/or officer of a number of AIM's affiliates, including a Director of AMVESCAP PLC). Each director can be reached at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.


         AIM does not act as investment advisor or sub-advisor to any other registered investment companies or series that have investment objectives similar to the proposed investment objectives for the Portfolios set forth in Proposals III and IV of this Proxy Statement. However, A I M Advisors, Inc. acts as investment advisor to certain funds or series with objectives similar to the Portfolios and that are managed by the same individuals that manage the Portfolios.


The Evaluation by the Board of Trustees

         In evaluating the New AIM Sub-Advisory Agreements, the Board of Trustees reviewed materials furnished by the Manager and AIM, including information about AIM's personnel, operations and anticipated management of the Portfolios. Consideration was given to the decreased fee rates payable by the Manager under the New AIM Sub-Advisory Agreements and the fact that the Investment Management fees payable by the Portfolios will remain the same. Therefore, although the Manager's net compensation will increase, the Portfolios' respective shareholders will not pay any additional fees as a result of the change in sub-advisors.


         The Board of Trustees also gave consideration to the basis for the Manager's recommendation of AIM, including (1) the performance of other funds with similar investment objectives and investment styles that are managed by AIM's affiliates, (2) the AIM personnel who will be involved in the management of the Portfolio, (3) the Manager's assessment of AIM's operational and compliance capabilities, and (4) the overall excellent reputation and standing of AIM in the U.S. mutual fund industry.

         The Board of Trustees also considered that the terms of the New AIM Sub-Advisory Agreements will remain materially unchanged from those of the Putnam Sub-Advisory Agreements, except as discussed above. In addition to considering the investment advisory capabilities of AIM as discussed above in terms of potential benefits in investment performance, the Board of Trustees also considered that the capabilities and reputation of AIM may facilitate efforts to increase the Portfolios' assets, with could result in reductions in Portfolio and Trust expenses through spreading fixed costs over a larger asset base.


         Based upon its evaluation, the Board of Trustees concluded that the Manager's engagement of AIM as Sub-Advisor to the Portfolios likely would offer the Portfolios access to highly effective management and advisory services and capabilities. The Board of Trustees concluded further that the terms of the New AIM Sub-Advisory Agreements, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolios and their respective shareholders.

         In order to provide for the services described in the New AIM Sub-Advisory Agreements, the shareholders are being asked to approve the New AIM Sub-Advisory Agreements.

     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE AST AIM BALANCED PORTFOLIO VOTE "FOR" PROPOSAL I, AND THAT THE SHAREHOLDERS OF THE AST AIM INTERNATIONAL EQUITY PORTFOLIO VOTE "FOR" PROPOSAL II. ANY UNMARKED PROXIES WILL BE SO VOTED.


                                  PROPOSAL III


                           APPROVAL OF A CHANGE IN THE
             INVESTMENT OBJECTIVE OF THE AST AIM BALANCED PORTFOLIO


         The Balanced Portfolio's current fundamental investment objective (the "Present Investment Objective"), which may not be changed without approval of the shareholders of the Balanced Portfolio, is as follows:

         The   investment   objective   of  the   Portfolio   is  to  provide  a
         well-diversified portfolio of stocks and bonds that will produce both capital growth and current income.


         The Board of Trustees recommends that the shareholders adopt the following investment objective for the Balanced Portfolio (the "Proposed Investment Objective"):


         The investment objective of the Portfolio is to achieve as high a total return as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, convertible securities and bonds.

         The Present Investment Objective and the Proposed Investment Objective are similar, and the approval of the Proposed Investment Objective is not expected to affect the management of the Balanced Portfolio on a day-to-day basis. The Proposed Investment Objective specifies in greater detail the securities the Balanced Portfolio intends to invest in to achieve its objective. For this reason, the Manager and the Board believe that it would be in the interests of the stockholders to approve the Proposed Investment Objective.



         In addition to those changes to the Balanced Portfolio's investment objective and policies that require shareholder approval, certain changes that do not require shareholder approval have been made to the Portfolio's investment policies in connection with AIM becoming sub-advisor to the Portfolio. However, the basic investment program of the Portfolio (i.e., investing in a "balanced" portfolio of stocks and bonds) has not changed.

         As sub-advised by AIM, the Balanced Portfolio invests, normally, a minimum of 30% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 70% of its total assets in non-convertible debt securities. When Putnam served as Sub-advisor, a minimum of 25% of the Balanced Portfolio's total assets would be invested in fixed income securities. Identical to Putnam's limitation, the Balanced Portfolio may invest up to 20% of its total assets in foreign securities. In selecting the percentages of assets to be invested in equity or debt securities, AIM considers such factors as general market and economic conditions, as well as market, economic, industry and company trends, yields, interest rates and changes in fiscal and monetary policies. AIM will primarily purchase equity securities for growth of capital and debt securities for income purposes. However, AIM will focus on companies whose securities have the potential for both capital appreciation and income generation. AIM considers whether to sell a security when it believes that the security no longer has that potential.

         In addition, as reflected in the registration statement for the Trust (which includes the Trust's prospectus), AIM may make for the Balanced Portfolio additional types of investments and engage in additional portfolio management techniques beyond those previously described in the registration statement. For example, in seeking the Proposed Investment Objective, the Balanced Portfolio may invest up to 25% of its total assets in convertible securities. Of course, the level of risk associated with an investment in the Portfolio will depend upon the investments actually made on its behalf by AIM. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described in the registration statement or herein. Special risk factors apply to the types of investments that may be made and techniques that may be utilized by the Portfolio, including investments in foreign securities, options, futures contracts, convertible securities and lower-rated debt securities.

         The Manager has expressed its belief to the Board of Trustees that adoption of the Proposed Investment Objective is in the interests of the shareholders of the Portfolio.

     THE  TRUSTEES,  INCLUDING  THE  INDEPENDENT  TRUSTEES,  RECOMMEND  THAT THE
SHAREHOLDERS OF THE AST AIM BALANCED PORTFOLIO VOTE "FOR" PROPOSAL III. ANY UNMARKED PROXIES WILL BE SO VOTED.

                                   PROPOSAL IV


                           APPROVAL OF A CHANGE IN THE
       INVESTMENT OBJECTIVE OF THE AST AIM INTERNATIONAL EQUITY PORTFOLIO


         The International Portfolio's current fundamental investment objective (the "Present Investment Objective"), which may not be changed without approval of the shareholders of the International Portfolio, is as follows:

         The investment objective of the Portfolio is to seek capital growth.


         The Board of Trustees recommends that the shareholders adopt the following investment objective for the International Portfolio (the "Proposed Investment Objective"):

         The  investment  objective  of the  Portfolio  is to provide  long-term
         growth  of  capital  by  investing  in  a   diversified   portfolio  of
         international equity securities.


         The Present Investment Objective and the Proposed Investment Objective are similar, and the approval of the Proposed Investment Objective is not expected to affect the management of the International Portfolio on a day-to-day basis. The Proposed Investment Objective specifies in greater detail the securities the International Portfolio intends to invest in to achieve its objective. For this reason, the Manager and the Board believe that it would be in the interests of the stockholders to approve the Proposed Investment Objective.



         In addition to those changes to the International Portfolio's investment objective and policies that require shareholder approval, certain changes that do not require shareholder approval have been made to the Portfolio's investment policies in connection with AIM becoming sub-advisor to the Portfolio. However, the basic investment program of the Portfolio (i.e., investing in equity securities of foreign companies) has not changed.

         As Sub-advised by AIM, the International Portfolio invests, normally, at least 70% of its total assets in marketable equity securities of foreign companies that are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Portfolio normally invests in a diversified portfolio that includes companies located in at least four countries outside the United States. When Putnam served as Sub-advisor, the Portfolio would invest at least 65% of its total assets in companies located in at least three different countries other than the United States. AIM does not intend to invest more than 20% of the Portfolio's total assets in (i) companies located in developing countries (i.e., those that are in the initial stages of their industrial cycles), (ii) debt or preferred equity securities exchangeable for or convertible into marketable equity securities, and (iii) high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities whether denominated in U.S. dollars or foreign securities. As Sub-advised by Putnam, the Portfolio could invest in companies in developing countries, but was not subject to any specific percentage limitation on such investments. AIM focuses on companies that have experienced above-average, long-term growth in earnings and have strong prospects for future growth. In selecting countries in which the Portfolio will invest, AIM considers such factors as the prospect for relative economic growth among countries or regions, economic or political conditions, currency fluctuations, tax considerations and the liquidity of a particular security. AIM considers whether to sell a particular security when any of those factors materially changes.

         Of course, the level of risk associated with an investment in the International Portfolio will depend upon the investments actually made on its behalf by AIM. The Portfolio may not necessarily buy any or all of the types of securities or use any or all of the techniques that are described in the registration statement or herein. Special risk factors apply to the types of investments that may be made and techniques that may be utilized by the Portfolio, including investments in options, futures contracts and convertible securities.

         The Manager has expressed its belief to the Board of Trustees that adoption of the Proposed Investment Objective is in the interests of the shareholders of the Portfolio.

     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE AST AIM INTERNATIONAL EQUITY PORTFOLIO VOTE "FOR" PROPOSAL
IV. ANY UNMARKED PROXIES WILL BE SO VOTED.



                                   PROPOSAL V

                APPROVAL OF RECLASSIFICATION OF EACH PORTFOLIO'S
          INVESTMENT OBJECTIVE FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL"

         The Board of Trustees also recommends that the shareholders approve making the Proposed Investment Objective of each Portfolio "non-fundamental," which would mean that it could be changed by the Board of Trustees of the Trust, if appropriate in its judgment, without the approval of the shareholders of the applicable Portfolio. The Manager proposed to the Board of Trustees that the Investment Objectives be reclassified from fundamental to non-fundamental to provide the Board of Trustees with flexibility to change the objectives. It is not expected that the Board of Trustees will use this flexibility frequently. However, the Board of Trustees would be in a position to change a Portfolio's investment objective in circumstances when such a change would, in the Board's judgment, be in the best interests of the Portfolio's shareholders. Such circumstances could include changes in the securities markets generally that would render achievement of the Proposed Investment Objective for a Portfolio or any future objective unlikely on an ongoing basis, or changes with respect to a Portfolio specifically, such as a change in the Portfolio's Sub-advisor. The
Investment Company Act does not require the investment objective to be classified as "fundamental."

         The Trust has filed with the Securities and Exchange Commission an application for an order which, if granted, would permit the Manager, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a portfolio of the Trust in the future, and to permit the Manager to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This order (which has been granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Trust's various sub-advisors by the Manager and the Trustees. Making the Proposed Investment Objective for the each Portfolio non-fundamental will facilitate the Manager's exercise of its authority to replace or appoint sub-advisors under this order by allowing changes to a Portfolio's investment objective to conform to the investment program of a new sub-advisor.

         If the Shareholders of a Portfolio approve this Proposal, the Board of Trustees thereafter would be permitted to change the Investment Objective for that Portfolio without the delay and expense to the Portfolio of arranging for shareholder approval. To obtain shareholder approval, a Portfolio would be required to hold a shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Contractowners seeking their instructions as to how to vote shares at such meeting. Therefore, obtaining shareholder approval to change a Portfolio's investment objective is likely to involve a delay of at least 2-3 months and, assuming that the number of Contractowners whose assets are invested in each Portfolio remain constant at current levels, to involve printing, mailing and legal costs exceeding $25,000 to $30,000 for the Balanced Portfolio and $35,000 to $40,000 for the International Portfolio.

     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF THE AST AIM INTERNATIONAL EQUITY PORTFOLIO VOTE "FOR" PROPOSAL
V. ANY UNMARKED PROXIES WILL BE SO VOTED.

                               PROPOSALS VI - XIII


                     APPROVAL OF CHANGES IN THE PORTFOLIOS'
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

         As described in more detail below, the Board of Trustees, including the Independent Trustees, are recommending to the shareholders of the Portfolios that they approve a number of changes to the Portfolios' fundamental investment restrictions, including the elimination of certain restrictions. Generally, the purposes behind these proposed changes are (i) to increase the Portfolios' investment flexibility, and (ii) to conform the fundamental restrictions applicable to the Portfolios to those which are applicable to other portfolios of the Trust.

         The Portfolios currently are subject to certain investment restrictions which are "fundamental" policies and may not be changed without approval of the shareholders of the Portfolios (collectively, the "Current Investment Restrictions"). The Portfolios also are subject to certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval.

         The Manager, after discussions with AIM, has proposed to the Board of Trustees that the Current Investment Restrictions discussed below be eliminated and replaced by similar fundamental investment restrictions (collectively, the "New Investment Restrictions"). As noted above, these changes will conform the Portfolios' restrictions to the restrictions applicable to other portfolios of the Trust. In addition, many of the changes are intended to ensure that the Portfolios have the flexibility to alter, if approved by the Board of Trustees without shareholder approval, the Portfolios' investment programs to reflect changes in applicable law.


         If Proposals VI through XIII are approved by the shareholders, the Portfolios will be subject to the following New Investment Restrictions, which are substantially identical to those applicable to certain other portfolios of the Trust and are similar to fundamental restrictions currently applicable to the Portfolios:


1. The Portfolio may not issue senior securities, except as permitted under the Investment Company Act. 2. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law. 3. The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities. 4. The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business. 5. The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind. 6. The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities. 7. The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto). 8. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         The following notes, which are not fundamental policies and may be changed without shareholder approval, should be read in conjunction with the New Investment Restrictions:

         If a restriction on a Portfolio's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the Portfolio's investment portfolio, resulting from changes in the value of the Portfolio's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

         With respect to New Investment Restrictions (2) and (6), a Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the Securities and Exchange Commission (the "Commission"), if so required, or the Commission issues rules permitting such transactions. There is no assurance the Commission would grant any order requested by a Portfolio or promulgate any rules allowing such transactions.

         With respect to New Investment Restriction (6), the restriction on making loans is not considered to limit a Portfolio's investments in loan participations and assignments.

         With respect to New Investment Restriction (7), a Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Portfolio's assets invested in the securities of issuers in a particular industry.


         If Proposals VI through XIII are approved by the shareholders of each Portfolio and implemented, the Portfolios will be subject to the New Investment Restrictions and the New Investment Restrictions will be the only fundamental investment restrictions applicable to the Portfolios.


         The Manager recommends the following changes to the Current Investment Restrictions as they apply to the Portfolio.


                                   PROPOSAL VI


         The Portfolios are each subject to the following two Current Investment Restrictions concerning diversification of investments:

o The Portfolio will not with respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Portfolio (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

o The Portfolio will not with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.


         If this Proposal VI is adopted and implemented, these Current Investment Restrictions would be eliminated, and each Portfolio would be subject to New Investment Restriction 8 concerning diversification of investments, which reads as follows:

         The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U. S. Government or any of its agencies or instrumentalities) if, as a result, (i) more that 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Portfolio.

         The Investment Company Act prohibits a diversified fund, such as each of the Portfolios, from investing with respect to 75% of its total assets in securities of an issuer if as a result more than 5% of the Portfolio's assets would be invested in such issuer or the Portfolio would own more than 10% of the outstanding voting securities of such issuer. New Investment Restriction 8 more succinctly reflects the limitations of the Investment Company Act than the Current Investment Restrictions.

                                  PROPOSAL VII

         The Portfolios are each subject to the following Current Investment Restriction concerning the purchase and sale of real estate:

         The Portfolio will not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.


         If this Proposal VII is adopted and implemented, this Current Investment Restriction would be eliminated, and each Portfolio would be subject to New Investment Restriction 4 concerning the purchase and sale of real estate, which reads as follows:

         The Portfolio may not purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit a Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.


         Management has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because it is substantially similar to New Investment Restriction 4. However, Current Investment Restriction 4 would permit each Portfolio to acquire real estate as a result of its ownership of all securities and instruments not just through its exercise of rights as an owner of debt securities.

                                  PROPOSAL VIII

         The Portfolios are each subject to the following Current Investment Restriction concerning concentration of investments in various industries:

         The Portfolio will not Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Portfolio's total assets would be invested in any one industry.


         If this Proposal VIII is adopted and implemented, this Current Investment Restriction would be eliminated and each Portfolio would be subject to New Investment Restriction 7 concerning concentration of investments in various industries, which reads as follows:

         The Portfolio may not purchase any security if, as a result, more than 25% of the value of the Portfolio's assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).


         Management has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because it is substantially similar to New Investment Restriction 7. However, New Investment Restriction 7 clarifies that the Portfolios may each invest in securities guaranteed by the U.S. Government or its agencies or instrumentalities and in repurchase agreements with respect to U.S. Government securities without regard to this Restriction.

                                   PROPOSAL IX

         The  Portfolios  are  subject  to  the  following  Current   Investment
Restrictions concerning investments in commodities:

         AST AIM Balanced Portfolio

         The Portfolio will not invest in commodities or commodity contracts except that it may purchase or sell financial futures contracts and options thereon.

         AST AIM International Equity Portfolio


         The Portfolio will not purchase or sell commodities or commodity contracts, except that the Portfolio may purchase and sell financial futures contracts and related options.

         If this Proposal IX is adopted and implemented, these Current Investment Restrictions would be eliminated and each Portfolio would be subject to New Investment Restriction 5 concerning investments in commodities, which reads as follows:

         The Portfolio may not purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the Portfolio from
         (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the Portfolio's investment policies, or (ii) investing in securities of any kind.


         Replacement of the above Current Investment Restrictions with New Investment Restriction 5 in effect would narrow the prohibition against purchases or sales of commodities to transactions only in physical commodities. While each Portfolio is permitted under the Current Investment Restrictions to purchase and sell financial futures contracts and options thereon, the proposed elimination would increase each Portfolio's flexibility to engage in all types of options and futures transactions and forward foreign currency contracts but only if permissible under the each Portfolio's investment policies and otherwise. In addition, New Investment Restriction 5 would permit each Portfolio to acquire physical commodities as the result of the ownership of securities or other instruments.



                                   PROPOSAL X


         The  Portfolios  are  subject  to  the  following  Current   Investment
Restrictions concerning underwriting the securities of other issuers:

         AST AIM Balanced Portfolio

         The Portfolio will not underwrite securities issued by others except to the extent that the Portfolio may be deemed an underwriter when purchasing or selling securities.

         AST AIM International Equity Portfolio

         The Portfolio will not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws.


         If this Proposal X is adopted and implemented, these Current Investment Restrictions would be eliminated and each Portfolio would be subject to New Investment Restriction 3 concerning underwriting the securities of other issuers, which reads as follows:

         The Portfolio may not underwrite securities issued by other persons, except to the extent that the Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.


         The Manager has proposed to the Board of Trustees that the above Current Investment Restrictions be eliminated because the Current Investment Restrictions are substantially similar to New Investment Restriction 3. However, the replacement of the Current Investment Restriction for the International Portfolio with New Investment Restriction would provide that the limitation does not apply if the Portfolio is deemed to be an underwriter in connection with the purchase of securities.


                                   PROPOSAL XI


         The Balanced Portfolio is subject to the following Current Investment Restriction concerning borrowings:

         AST AIM Balanced Portfolio

         The Portfolio will not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.


         If this Proposal XI is adopted and implemented, this Current Investment Restriction would be eliminated and the Balanced Portfolio would be subject to New Investment Restriction 2 concerning borrowings, which reads as follows:

         The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and
         (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         The limitations of the above Current Investment Restriction are unnecessarily restrictive and could impair the Balanced Portfolio's ability to seek its Proposed Investment Objective. Replacement of the Current Investment Restriction with New Investment Restriction 2 will increase the amount that the Balanced Portfolio may borrow, and will clarify that the Portfolio may engage in investment techniques (such as reverse repurchase agreements) that may be deemed to involve borrowings (only when consistent with the Portfolio's investment objective and policies and subject to applicable legal or regulatory asset coverage requirements). The Portfolio also would be permitted to borrow from parties other than banks if permitted to do so by law. New Investment
Restriction 2 would permit more flexibility to the Portfolio to borrow for temporary as well as emergency purposes, while still imposing a limitation reflecting requirements of the Investment Company Act.


         The International Portfolio is subject to the following Current Investment Restriction concerning borrowings:

         AST AIM International Equity Portfolio

         The Portfolio will not borrow money except from banks and then in amounts not in excess of 331/3% of its total assets. The Portfolio may borrow at prevailing interest rates and invest the funds in additional securities. The Portfolio's borrowings are limited so that immediately after such borrowing the value of the Portfolio's assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should the Portfolio, for any reason, have borrowings that do not meet the above test then, within three business days, the Portfolio must reduce such borrowings so as to meet the necessary test. Under such a circumstance, the Portfolio may have to liquidate securities at a time when it is disadvantageous to do so.


         If this Proposal XI is adopted and implemented, this Current Investment Restriction would be eliminated and the International Portfolio would be subject to New Investment Restriction 2 concerning borrowings, which reads as follows:

         The Portfolio may not borrow money, except that the Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and
         (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Portfolio's investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Portfolio's assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, the Portfolio may borrow from banks or other persons to the extent permitted by applicable law.

         The limitations of the above Current Investment Restriction are unnecessarily restrictive and could impair the International Portfolio's ability to seek its Proposed Investment Objective. Replacement of the Current Investment Restriction with New Investment Restriction 2 will clarify that the Portfolio may engage in investment techniques (such as reverse repurchase agreements) that may be deemed to involve borrowings (only when consistent with the Portfolio's investment objective and policies and subject to applicable legal or regulatory asset coverage requirements). Under New Investment Restriction 2, the Portfolio would not be restricted from borrowing in excess of 33 1/3% of its total assets if permitted to do so by future changes in the law, and would be permitted to borrow from parties other than banks if permitted by law. Therefore, while New Restriction 2 reflects that the Portfolio is subject to applicable law regarding borrowings, it would permit more flexibility to the Portfolio in the event the applicable law is revised. However, New Investment Restriction 2 may be more restrictive in one respect than the above Current Investment Restriction, as New Investment Restriction 2 permits borrowing only for non-leveraging purposes, while the above Current Investment Restriction permits the International Portfolio to invest the proceeds of borrowings in additional securities, which may involve leverage.

                                  PROPOSAL XII


         The Portfolios are each subject to the following Current Investment Restriction concerning loans:

         The Portfolio will not make loans, except by purchase of debt obligations in which the Portfolio may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.


         If  this  Proposal  XII  is  adopted  and  implemented,   this  Current
Investment Restriction would be eliminated and each Portfolio would be subject to New Investment Restriction 6 concerning loans, which reads as follows:

         The Portfolio may not make loans, except that the Portfolio may (i) lend portfolio securities in accordance with the Portfolio's investment policies in amounts up to 33 1/3% of the total assets of the Portfolio taken at market value, (ii) purchase money market securities and enter into repurchase agreements, and (iii) acquire publicly distributed or privately placed debt securities.


         The Manager has proposed to the Board of Trustees that the above Current Investment Restriction be eliminated because it is substantially identical to New Investment Restriction 6. New Investment Restriction 6 sets forth, with respect to securities loans, the current 331/3% of assets maximum specified by the Securities and Exchange Commission.


                                  PROPOSAL XIII


         The Portfolios are each subject to the following Current Investment Restriction concerning the issuance of senior securities:

         The Portfolio will not issue senior securities.


         If this Proposal XIII is adopted and implemented, this Current Investment Restriction would be eliminated and each Portfolio would be subject to New Investment Restriction 1 concerning the issuance of senior securities, which reads as follows:

         The Portfolio may not issue senior securities, except as permitted under the Investment Company Act.

         The issuance of senior securities by an open-end investment company is governed by and generally prohibited under the requirements of the Investment Company Act, subject to certain exceptions for borrowing arrangements. To maximize each Portfolio's flexibility and allow each Portfolio to respond to changes in the Investment Company Act, New Investment Restriction 1 prohibits each Portfolio from issuing senior securities except as permitted by the Investment Company Act.



     THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH OF THE AST AIM BALANCED AND AST AIM INTERNATIONAL EQUITY PORTFOLIOS VOTE "FOR" PROPOSALS VI-XIII. ANY UNMARKED PROXIES WILL BE SO VOTED.

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                    By order of the Board of Trustees


                                    /s/ Eric C. Freed
                                    Eric C. Freed
                                    Secretary
                                    American Skandia Trust

EXHIBIT A-1

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated (the "Investment Manager") and Putnam Investment Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Putnam Balanced Portfolio (the "Portfolio") under the terms of a management agreement, dated October 15, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of
Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be necessary to supply the information to the Investment Manager, the Trust, the Trust's Board of Trustees or their respective agents required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Advisers Act and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)  The Declaration of Trust of the Trust as in effect on the date hereof;

(b)  The By-laws of the Trust in effect on the date hereof;

(c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(e)  The Investment Manager's Management Agreement with the Trust;

(f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

(b)  The Sub-Advisor's most recent balance sheet;

(c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)  The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .45 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus
 .40 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .35 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Putnam Investment Management, Inc.
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attention: Charles A. Ruys de Perez, Esq.
                           Senior Vice President & Senior Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is October 15, 1996.


FOR THE INVESTMENT MANAGER:          FOR THE SUB-ADVISOR:


/s/Thomas Mazzaferro                 /s/Charles A. Ruys de Perez
Thomas Mazzaferro                    Senior Vice President
President & Chief Operating Officer


Date:    09/27/96                    Date:   10/15/96

Attest:  /s/Ivette Aquilino          Attest:  /s/

EXHIBIT A-2

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated (the "Investment Manager") and Putnam Investment Management, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST Putnam International Equity Portfolio (the "Portfolio") under the terms of a management agreement, dated October 15, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of
Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as is specifically provided herein, as required by the ICA or the Investment Advisers Act of 1940, as amended (the "Advisers Act") in connection with the Sub-Advisor's management of the Portfolio, or as may be necessary to supply the information to the Investment Manager, the Trust, the Trust's Board of Trustees or their respective agents required to be supplied under this Agreement. Any records required to be maintained shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio, such Registration Statement or Proxy Statement contains, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Advisers Act and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of state or federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)  The Declaration of Trust of the Trust as in effect on the date hereof;

(b)  The By-laws of the Trust in effect on the date hereof;

(c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(e)  The Investment Manager's Management Agreement with the Trust;

(f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

(g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

(b)  The Sub-Advisor's most recent balance sheet;

(c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)  The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the Sub-Advisors activities in connection with the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .65 of 1% of the portion of the average daily net assets of the Portfolio not in excess of $150 million; plus
 .55 of 1% of the portion of the average daily net assets of the Portfolio over $150 million but not in excess of $300 million; plus .45 of 1% of the portion of the average daily net assets of the Portfolio in excess of $300 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Putnam Investment Management, Inc.
                           One Post Office Square
                           Boston, Massachusetts 02109
                           Attention: Charles A. Ruys de Perez, Esq.
                           Senior Vice President & Senior Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the Sub-Advisor's activities in connection with the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust by the Sub-Advisor or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

The effective date of this agreement is October 15, 1996.


FOR THE INVESTMENT MANAGER:          FOR THE SUB-ADVISOR:


/s/Thomas Mazzaferro                 /s/Charles A. Ruys de Perez
Thomas Mazzaferro                    Senior Vice President
President & Chief Operating Officer


Date:    09/27/96                    Date:   10/15/96
Attest:  /s/Ivette Aquilino          Attest:  /s/

EXHIBIT A-3

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")  and  A  I  M  Capital   Management,   Inc.  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST AIM Balanced Portfolio (the "Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Portfolio. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. Any records required to be maintained by the Sub-advisor shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

The Sub-Advisor represents that it has reviewed the Registration Statement of the Trust filed with the Securities and Exchange Commission on April 28, 1999 and provided to the Sub-Advisor by the Investment Manager. The Sub-Advisor further represents and warrants that, with respect to disclosure about the Sub-Advisor and the investment program for the Portfolio furnished or commented upon in writing by the Sub-Advisor to the Investment Manager or the Trust expressly for use in such Registration Statement, such Registration Statement contains, as of the date thereof, no untrue statement of material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sub-Advisor makes no representations or warranties regarding (i) the accuracy or adequacy of any disclosure in such Registration Statement regarding the degree and nature of the risks associated with particular types of investments, or (ii) any disclosure in the Registration Statement with respect to which the Investment Manager did not include information provided by the Sub-Advisor expressly for use therein.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and will use its best efforts to cause the Portfolio to comply with the adequate diversification requirements of
Section 817(h)(2) and the Subchapter M qualification requirements of Section 851(b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders, and communicated to the Sub-Advisor; (v) the Prospectus and Statement of Additional Information of the Trust as provided to the Sub-Advisor; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Unless the Investment Manager gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall use its good faith judgment in a manner that it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)  The Declaration of Trust of the Trust as in effect on the date hereof;

(b)  The By-laws of the Trust in effect on the date hereof;

(c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d) A certificate of the inspector of election from the meeting of shareholders of the Portfolio at which this Agreement was approved, which certificate indicates that such shareholders have approved this Agreement;

(e) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(f)  The Investment Manager's Management Agreement with the Trust;

(g) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

(h) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

(b)  The Sub-Advisor's most recent balance sheet;

(c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)  The Code of Ethics of the Sub-Advisor as currently in effect.

     The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. The Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution and, if applicable, legal requirements relating to the use of broker-dealers affiliated with the Trust.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Portfolio and to other clients of the Sub-Advisor as to which the Sub-Advisor exercises investment discretion. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as may be necessary to respond to a specific request of the Trust's Board of Trustees or its agents. The Sub-Advisor shall permit the books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Investment Manager and the Trust shall immediately notify and forward to the Sub-Advisor any legal process served upon them on behalf of the Sub-Advisor. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio:
 .45 of 1% of the portion of the combined average daily net assets not in excess of $75 million; plus .40 of 1% of the portion of the combined average daily net assets over $75 million but not in excess of $150 million; plus .35 of 1% of the portion of the combined average daily net assets in excess of $150 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this Agreement is terminated, the payment shall be prorated to the date of termination. The fee for the period from the effective date of the Agreement to the end of the month during which the effective date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust, including without limitation brokerage expenses and custodian fees. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

         Unless otherwise agreed in writing by the Investment Manager and Sub-Advisor, the waiver by the Investment Manager of any fees it is entitled to receive under the Management Agreement shall not offset the obligation of the Investment Manager to compensate the Sub-Advisor pursuant to this paragraph 7.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and judgment and shall act in good faith in rendering services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts and judgment, the Sub-Advisor, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, any shareholder of the Portfolio or the Investment Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Investment Manager, the Trust or to the shareholders of the Portfolio to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that the Sub-Advisor believes is equitable to all accounts. The Investment Manager and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Investment Manager and the Trust understand (i) that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement generally will not devote their full time to such service, and (ii) the Sub-Advisor and any affiliate of the Sub-Advisor may engage in and devote time and attention to other businesses or to rendering services of whatever kind or nature. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall also be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice or by the Board of Trustees of the Trust or by a vote of the outstanding voting securities of the Portfolio, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services,  Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               A I M Capital Management, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173
                           Attention: Nancy L. Martin
                           General Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished or commented upon by the Sub-Advisor to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust expressly for use in such a prospectus or statement of additional information or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, a violation by the Sub-Advisor of the requirements of the ICA governing executions of Portfolio transactions;
provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur; and, provided further, that in no event shall Sub-Advisor be required to indemnify the Investment Manager for any consequential damages.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished or commented upon by Sub-Advisor or any affiliated person of the Sub-Advisor expressly for use in such a prospectus or statement of additional information or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in no event shall Investment Manager be required to indemnify the Sub-Advisor for any consequential damages.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA or the Advisers Act shall be resolved by reference to such term or provision of the ICA or the Advisers Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA or the Advisers Act. In addition, where the effect of a requirement of the ICA or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. To the extent federal law does not apply, this Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

The effective date of this agreement is October 1, 1999.


FOR THE INVESTMENT MANAGER:             FOR THE SUB-ADVISOR:


---------------------------------       -------------------------------
John Birch
Senior Vice President &
Chief Operating Officer


Date: ___________________               Date:_______________________



Attest:_____________________            Attest:_______________________

EXHIBIT A-4

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American  Skandia  Investment  Services,  Incorporated
(the   "Investment   Manager")  and  A  I  M  Capital   Management,   Inc.  (the
"Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the AST AIM International Equity Portfolio (the "Portfolio") under the terms of a management agreement, dated May 4, 1999, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with applicable provisions of the Trust's Declaration of Trust and By-laws provided to the Sub-Advisor from time to time by the Investment Manager. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Portfolio. Investment Manager will promptly furnish Sub-Advisor with any amendments to any of the foregoing documents (the "Documents"). Any amendments to the Documents will not be deemed effective with respect to the Sub-Advisor until the Sub-Advisor's receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. Custody of the Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor designated by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal. The Sub-Advisor shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Trust. Any records required to be maintained by the Sub-advisor shall be the property of the Trust and surrendered to the Trust promptly upon request or upon termination of this Agreement. The Sub-Advisor may retain copies of any records surrendered to the Trust.

         To the extent deemed necessary by the Sub-Advisor in connection with the investment program for the Portfolio, the Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio or such other information as the Sub-Advisor deems relevant.

         The Sub-Advisor represents that it has reviewed the Registration Statement of the Trust filed with the Securities and Exchange Commission on April 28, 1999 and provided to the Sub-Advisor by the Investment Manager. The Sub-Advisor further represents and warrants that, with respect to disclosure about the Sub-Advisor and the investment program for the Portfolio furnished or commented upon in writing by the Sub-Advisor to the Investment Manager or the Trust expressly for use in such Registration Statement, such Registration Statement contains, as of the date thereof, no untrue statement of material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Sub-Advisor makes no representations or warranties regarding (i) the accuracy or adequacy of any disclosure in such Registration Statement regarding the degree and nature of the risks associated with particular types of investments, or (ii) any disclosure in the Registration Statement with respect to which the Investment Manager did not include information provided by the Sub-Advisor expressly for use therein.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and will use its best efforts to cause the Portfolio to comply with the adequate diversification requirements of
Section 817(h)(2) and the Subchapter M qualification requirements of Section 851
(b)(2) and (3) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder, to the extent such compliance is within the Sub-Advisor's control. Sub-Advisor shall also comply with (i) other applicable provisions of federal law; (ii) the provisions of the Declaration of Trust and By-laws of the Trust communicated to the Sub-Advisor pursuant to paragraph 1 of this Agreement; (iii) policies and determinations of the Trust and Investment Manager communicated to the Sub-Advisor in writing; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders, and communicated to the Sub-Advisor; (v) the Prospectus and Statement of Additional Information of the Trust as provided to the Sub-Advisor; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the activities of its representatives, personnel and agents in connection with the investment program of the Portfolio.

         Unless the Investment Manager gives the Sub-Advisor written instructions to the contrary, the Sub-Advisor shall use its good faith judgment in a manner that it reasonably believes best serves the interests of the Portfolio's shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

(a)  The Declaration of Trust of the Trust as in effect on the date hereof;

(b)  The By-laws of the Trust in effect on the date hereof;

(c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

(d) A certificate of the inspector of election from the meeting of shareholders of the Portfolio at which this Agreement was approved, which certificate indicates that such shareholders have approved this Agreement;

(e) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

(f)  The Investment Manager's Management Agreement with the Trust;

(g) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

(h) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (g) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (h) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

(a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

(b)  The Sub-Advisor's most recent balance sheet;

(c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

(d)  The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will thereafter furnish the Investment Manager with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to items (a), (c) and (d) above within 30 days of the time such materials become available to the Sub-Advisor. With respect to item (b) above, the Sub-Advisor will thereafter furnish the Investment Manager, within 30 days of the time such materials become available to the Sub-Advisor, with a copy of the Sub-Advisor's audited balance sheet as at the end of each fiscal year of the Sub-Advisor.

4.   Investment  Advisory  Facilities.  The  Sub-Advisor,  at its expense,  will
     furnish  all  necessary  investment   facilities,   including  salaries  of
     personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. The Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution and, if applicable, legal requirements relating to the use of broker-dealers affiliated with the Trust.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's overall responsibilities with respect to the Portfolio and to other clients of the Sub-Advisor as to which the Sub-Advisor exercises investment discretion. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information requested for inclusion in the Trust's Registration Statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall supply the Investment Manager and the Trust with such information as may be necessary to respond to a specific request of the Trust's Board of Trustees or its agents. The Sub-Advisor shall permit the books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to the Investment Manager and the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Investment Manager and the Trust shall immediately notify and forward to the Sub-Advisor any legal process served upon them on behalf of the Sub-Advisor. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information concerning the Sub-Advisor or the investment program for the Portfolio required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate equal to the following percentages of the combined average daily net assets of the Portfolio and the series of American Skandia Advisor Funds, Inc. that is managed by the Sub-advisor and identified by the Sub-Advisor and the Investment Manager as being similar to the Portfolio:
 .55 of 1% of the portion of the combined average daily net assets not in excess of $75 million; plus .45 of 1% of the portion of the combined average daily net assets in excess of $75 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this Agreement is terminated, the payment shall be prorated to the date of termination. The fee for the period from the effective date of the Agreement to the end of the month during which the effective date occurs shall be prorated according to the proportion that such period bears to the full monthly period.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust, including without limitation brokerage expenses and custodian fees. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

         Unless otherwise agreed in writing by the Investment Manager and Sub-Advisor, the waiver by the Investment Manager of any fees it is entitled to receive under the Management Agreement shall not offset the obligation of the Investment Manager to compensate the Sub-Advisor pursuant to this paragraph 7.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940 (the "Advisers Act"), that it will use its reasonable best efforts to maintain such registration, and that it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and judgment and shall act in good faith in rendering services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts and judgment, the Sub-Advisor, its officers, directors and employees shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, any shareholder of the Portfolio or the Investment Manager in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Advisor against any liability to the Investment Manager, the Trust or to the shareholders of the Portfolio to which the Sub-Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its officers or employees, and persons affiliated with it or with any such officer or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that the Sub-Advisor believes is equitable to all accounts. The Investment Manager and the Trust recognize that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Investment Manager and the Trust understand (i) that the persons employed by the Sub-Advisor to assist in the performance of the Sub-Advisor's duties under this Agreement generally will not devote their full time to such service, and (ii) the Sub-Advisor and any affiliate of the Sub-Advisor may engage in and devote time and attention to other businesses or to rendering services of whatever kind or nature. Nothing in this Agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall also be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice or by the Board of Trustees of the Trust or by a vote of the outstanding voting securities of the Portfolio, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this Agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  John Birch
                           Senior Vice President & Chief Operating Officer

Sub-Advisor:               A I M Capital Management, Inc.
                           11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173
                           Attention: Nancy L. Martin
                           General Counsel

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact relating to the Sub-Advisor or the investment program for the Portfolio contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished or commented upon by the Sub-Advisor to the Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust expressly for use in such a prospectus or statement or additional information or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, a violation by the Sub-Advisor of the requirements of the ICA governing executions of Portfolio transactions;
provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in the case of an alleged untrue statement or omission of a material fact for which the Sub-Advisor provides this indemnity, the Investment Manager shall reimburse the Sub-Advisor for all amounts paid pursuant to this indemnity unless a court of competent jurisdiction shall issue a final judgment finding that such an untrue statement or omission of material fact did occur; and, provided further, that in no event shall Sub-Advisor be required to indemnify the Investment Manager for any consequential damages.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person of Sub-Advisor and each controlling person of Sub-Advisor, if any, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein such a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon and in conformity with written information furnished or commented upon by Sub-Advisor or any affiliated person of the Sub-Advisor expressly for use in such a prospectus or statement of additional information or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement; and, provided further, that in no event shall Investment Manager be required to indemnify the Sub-Advisor for any consequential damages.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Governing Law. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the ICA or the Advisers Act shall be resolved by reference to such term or provision of the ICA or the Advisers Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to the ICA or the Advisers Act. In addition, where the effect of a requirement of the ICA or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. To the extent federal law does not apply, this Agreement shall be governed by and construed in accordance with the laws of the State of Connecticut.

The effective date of this agreement is October 1, 1999.

FOR THE INVESTMENT                 FOR THE SUB-ADVISOR:
MANAGER:



------------------------           ------------------------
John Birch
Senior Vice President &
Chief Operating Officer


Date: ________________              Date:_____________________



Attest:________________             Attest:____________________

American Skandia is preparing for the future. The enclosed proxy ballot allows you to indicate your consent to future electronic delivery of shareholder communications (e.g. proxy statements, prospectuses, shareholder reports and transaction confirmations). The benefits from Electronic Communications are passed along to you, the investor. Electronic documents are:

o        Convenient
o        Efficient
o        Less expensive
o        Environmentally friendly

If you consent to electronic delivery, you will be notified, either by e-mail or through your quarterly statement, that a document is or will be available. The documents will be attached to the e-mail or can be downloaded from www. americanskandia.com. However, American Skandia is not required to make all communications electronic and may choose to deliver a paper copy of any document.

The e-mail address you provide when completing the proxy ballot will allow us to contact you electronically in the future. This information will not be provided to other parties and will only be used to support communications with American Skandia customers.

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF the
                           AST AIM BALANCED PORTFOLIO
                  (FORMERLY, THE AST PUTNAM BALANCED PORTFOLIO)
                        TO BE HELD ON SEPTEMBER 30, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on September 30, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST AIM Balanced Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

                                                                ACCOUNT NUMBER:
                                                                UNITS:
                                                                CONTROL NO:

TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS





     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED DETACH AND RETURN THIS PORTION ONLY

AST AIM BALANCED PORTFOLIO

THE BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED. The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.

                                                                                      For  Against    Abstain
1.      PROPOSAL  TO  APPROVE  A NEW SUB-ADVISORY  AGREEMENT BETWEEEN  AMERICAN
        SKANDIA INVESTMENT SERVICES,  INCORPORATED AND A I M CAPITAL MANAGEMENT,
        INC. FOR THE AST AIM BALANCED PORTFOLIO.

3.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S INVESTMENT OBJECTIVE

5.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF THE PORTFOLIO'S  INVESTMENT
        OBJECTIVE FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE  CHANGES IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTIONS CONCERNING DIVERSIFICATION OF INVESTMENTS.

7.      PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S  FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING THE PURCHASE OR SALE OF REAL ESTATE.

8.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING  CONCENTRATION OF  INVESTMENTS IN VARIOUS
        INDUSTRIES.

9.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING INVESTMENT IN COMMODITIES.

10.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING UNDERWRITING SECURITIES OF OTHER ISSUERS.

11.     PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING BORROWINGS.

12.     PROPOSAL  TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING LOANS.

13.     PROPOSAL  TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.


Please be sure to sign and date this Proxy


__________________________________        Date: _________            ___________________________          Date: ________
Signature [PLEASE SIGN WITHIN BOX]                                   Signature (Joint Owners)
-----------------------------------------------------------------------------------------------------------------------------------
DETACH CARD

                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.

      []
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------

                             AMERICAN SKANDIA TRUST

                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                     AST AIM INTERNATIONAL EQUITY PORTFOLIO
            (FORMERLY, THE AST PUTNAM INTERNATIONAL EQUITY PORTFOLIO)
                        TO BE HELD ON SEPTEMBER 30, 1999

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or the "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:30 a.m., Eastern Time, on September 30, 1999 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below.

  PLEASE SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST AIM International Equity Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.


                                                        ACCOUNT NUMBER:
                                                        UNITS:
                                                        CONTROL NO:

TO VOTE BY THE INTERNET
VISIT OUR WEBSITE:
WWW.AMERICANSKANDIA.COM
AND CLICK ON THE VOTE LINK

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                             AIMIEP           KEEP THIS PORTION FOR YOUR RECORDS

                                             DETACH AND RETURN THIS PORTION ONLY




     THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

AMERICAN SKANDIA TRUST - AST AIM INTERNATIONAL EQUITY PORTFOLIO

     THE BOARD OF  TRUSTEES  OF THE TRUST  RECOMMENDS  VOTING FOR THE  FOLLOWING
PROPOSALS:

THE UNITS REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

The Proposals are numbered to correspond with the Proposal number in the Proxy Statement.


                                                                                      For  Against    Abstain
2.      PROPOSAL  TO  APPROVE  A NEW SUB-ADVISORY  AGREEMENT BETWEEEN  AMERICAN
        SKANDIA INVESTMENT SERVICES,  INCORPORATED AND A I M CAPITAL MANAGEMENT,
        INC. FOR THE AST AIM INTERNATIONAL EQUITY PORTFOLIO.

4.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S INVESTMENT OBJECTIVE

5.      PROPOSAL TO APPROVE THE RECLASSIFICATION OF THE PORTFOLIO'S  INVESTMENT
        OBJECTIVE FROM "FUNDAMENTAL" TO "NON-FUNDAMENTAL".

6.      PROPOSAL TO APPROVE  CHANGES IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTIONS CONCERNING DIVERSIFICATION OF INVESTMENTS.

7.      PROPOSAL TO APPROVE A CHANGE IN THE  PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING THE PURCHASE OR SALE OF REAL ESTATE.

8.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING  CONCENTRATION OF  INVESTMENTS IN VARIOUS
        INDUSTRIES.

9.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING INVESTMENT IN COMMODITIES.

10.      PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING UNDERWRITING SECURITIES OF OTHER ISSUERS.

11.     PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S  FUNDAMENTAL  INVESTMENT
        RESTRICTION CONCERNING BORROWINGS.

12.     PROPOSAL  TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING LOANS.

13.     PROPOSAL  TO APPROVE A CHANGE IN THE PORTFOLIO'S FUNDAMENTAL INVESTMENT
        RESTRICTION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

Please be sure to sign and date this Proxy


__________________________________        Date: _________            ___________________________          Date: ________
Signature [PLEASE SIGN WITHIN BOX]                                   Signature (Joint Owners)
------------------------------------------------------------------------------------------------------------------------------------
DETACH CARD

                 If you would like to receive future shareholder communications (e.g., proxy statements, prospectuses and shareholder reports) in an electronic format (e.g. E-mail or download from www.AmericanSkandia.com) when available, please provide your E-mail address in the space provided below. We will notify you as electronic documents become available. For additional information on this option, please refer to the back cover of the AST proxy statement.

      []
                 ---------------------------------------------------------------

                 ---------------------------------------------------------------